Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett
Mid Cap Stock Fund

For the period ended September 30, 2023

Schedule of Investments (unaudited)

September 30, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 98.72%

COMMON STOCKS 98.72%

Aerospace & Defense 1.74%
Curtiss-Wright Corp.	91,970	$17,992,091

Air Freight & Logistics 1.26%
Expeditors International of Washington, Inc.	113,950	13,062,089

Banks 2.45%
Columbia Banking System, Inc.	669,578	13,592,434
East West Bancorp, Inc.	223,140	11,761,709
Total		25,354,143

Beverages 1.49%
Carlsberg AS Class B(a)	122,210	15,408,848

Biotechnology 1.01%
Biogen, Inc.*	40,770	10,478,298

Building Products 4.61%
Allegion PLC (Ireland)(b)	126,340	13,164,628
Builders FirstSource, Inc.*	111,430	13,871,921
Masco Corp.	385,900	20,626,355
Total		47,662,904

Capital Markets 5.86%
Ameriprise Financial, Inc.	54,480	17,960,966
KKR & Co., Inc.	420,110	25,878,776
Moelis & Co. Class A	373,270	16,845,675
Total		60,685,417

Communications Equipment 1.13%
F5, Inc.*	72,490	11,681,039

Construction & Engineering 3.26%
AECOM	201,780	16,755,811
EMCOR Group, Inc.	80,590	16,955,330
Total		33,711,141

Construction Materials 1.60%
Eagle Materials, Inc.	99,330	16,540,432
Investments	Shares	Fair Value
Consumer Staples Distribution & Retail 2.10%
BJ’s Wholesale Club Holdings, Inc.*	303,866	$21,686,916

Containers & Packaging 1.28%
Avery Dennison Corp.	72,280	13,203,388

Electric: Utilities 3.98%
Entergy Corp.	170,680	15,787,900
FirstEnergy Corp.	356,680	12,191,322
Portland General Electric Co.	326,080	13,199,719
Total		41,178,941

Electronic Equipment, Instruments & Components 3.10%
Crane NXT Co.	242,400	13,470,168
Teledyne Technologies, Inc.*	45,430	18,561,789
Total		32,031,957

Energy Equipment & Services 2.84%
ChampionX Corp.	381,500	13,589,030
TechnipFMC PLC (United Kingdom)(b)	778,920	15,843,233
Total		29,432,263

Financial Services 1.89%
Global Payments, Inc.	169,090	19,511,295

Ground Transportation 2.07%
Landstar System, Inc.	61,990	10,968,511
Norfolk Southern Corp.	52,950	10,427,443
Total		21,395,954

Health Care Providers & Services 7.48%
Cencora, Inc.	113,390	20,406,798
Laboratory Corp. of America Holdings	89,550	18,004,028
Molina Healthcare, Inc.*	78,670	25,795,106
Tenet Healthcare Corp.*	200,990	13,243,231
Total		77,449,163

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

September 30, 2023

Investments	Shares	Fair Value
Hotels, Restaurants & Leisure 1.46%
Caesars Entertainment, Inc.*	326,050	$15,112,418

Household Durables 1.47%
Helen of Troy Ltd.*	130,495	15,210,497

Household Products 1.83%
Spectrum Brands Holdings, Inc.	241,110	18,890,968

Industrial REITS 0.85%
First Industrial Realty Trust, Inc.	185,180	8,812,716

Insurance 10.37%
Allstate Corp.	184,160	20,517,266
American Financial Group, Inc.	98,573	11,007,647
Arch Capital Group Ltd.*	228,500	18,213,735
Arthur J Gallagher & Co.	71,931	16,395,233
Kemper Corp.	287,710	12,092,451
RenaissanceRe Holdings Ltd.	88,181	17,452,783
White Mountains Insurance Group Ltd.	7,780	11,636,468
Total		107,315,583

Machinery 3.68%
Crane Co.	164,930	14,652,381
Parker-Hannifin Corp.	60,140	23,425,733
Total		38,078,114

Media 0.52%
Nexstar Media Group, Inc.	37,410	5,363,472

Metals & Mining 1.46%
Alcoa Corp.	172,310	5,007,328
Reliance Steel & Aluminum Co.	38,460	10,085,366
Total		15,092,694

Multi-Utilities 1.46%
CMS Energy Corp.	284,640	15,117,230
Investments	Shares	Fair Value
Oil, Gas & Consumable Fuels 5.59%
Chesapeake Energy Corp.	264,002	$22,764,892
Devon Energy Corp.	450,350	21,481,695
Permian Resources Corp.	975,160	13,613,234
Total		57,859,821

Pharmaceuticals 1.50%
Organon & Co.	893,020	15,502,827

Professional Services 3.21%
Maximus, Inc.	216,090	16,137,601
WNS Holdings Ltd. ADR*	249,032	17,048,731
Total		33,186,332

Real Estate Management & Development 1.50%
CBRE Group, Inc. Class A*	210,150	15,521,679

Residential REITS 1.90%
American Homes 4 Rent Class A	352,260	11,867,639
Camden Property Trust	82,220	7,776,368
Total		19,644,007

Retail REITS 0.69%
Kimco Realty Corp.	407,890	7,174,785

Semiconductors & Semiconductor Equipment 2.57%
Micron Technology, Inc.	174,880	11,897,087
Teradyne, Inc.	146,770	14,744,514
Total		26,641,601

Software 1.36%
Aspen Technology, Inc.*	69,146	14,123,762

Specialty Retail 3.25%
AutoZone, Inc.*	7,150	18,160,928
Valvoline, Inc.	478,458	15,425,486
Total		33,586,414

Technology Hardware, Storage & Peripherals 1.96%
NetApp, Inc.	266,900	20,252,372

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

September 30, 2023

Investments	Shares	Fair Value
Textiles, Apparel & Luxury Goods 0.87%
Deckers Outdoor Corp.*	17,540	$9,017,139

Trading Companies & Distributors 2.07%
AerCap Holdings NV (Ireland)*(b)	342,240	21,448,181
Total Common Stocks (cost $914,719,050)		1,021,418,891

	Principal Amount
SHORT-TERM INVESTMENTS 1.37%

REPURCHASE AGREEMENTS 1.37%
Repurchase Agreement dated 9/29/2023, 2.800% due 10/2/2023 with Fixed Income Clearing Corp. collateralized by $14,692,200 of U.S. Treasury Note at 3.625% due 5/15/2026; value: $14,432,491; proceeds: $14,152,708 (cost $14,149,407)	$14,149,407	14,149,407
Total Investments in Securities 100.09% (cost $928,868,457)		1,035,568,298
Other Assets and Liabilities – Net (0.09)%		(950,874)
Net Assets 100.00%		$1,034,617,424

ADR	American Depositary Receipt.
REITS	Real Estate Investment Trusts.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.

See Notes to Schedule of Investments.	3

Schedule of Investments (unaudited)(concluded)

September 30, 2023

The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Beverages	$–	$15,408,848	$–	$15,408,848
Remaining Industries	1,006,010,043	–	–	1,006,010,043
Short-Term Investments
Repurchase Agreements	–	14,149,407	–	14,149,407
Total	$1,006,010,043	$29,558,255	$–	$1,035,568,298

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

4	See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on March 14, 1983.

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and

Notes to Schedule of Investments (unaudited)(continued)

to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of September 30, 2023 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statute of limitations on the Fund’s, state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

Notes to Schedule of Investments (unaudited)(concluded)

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of September 30, 2023, the Fund did not have any securities on loan.

QPHR-MIDCAP-3Q

(11/23)